SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[    ]   Preliminary Proxy Statement
[  ]   Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X ]     Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                               ENDEAVOR SERIES TRUST
                               (Name of Registrant as Specified In Its Charter)

                                                  GAIL A. HANSON
                                                ASSISTANT SECRETARY
                                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)       Title of each class of securities to which transactions applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[    ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



        1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:       May 14, 1997

                                              VALUE EQUITY PORTFOLIO
                                            OPPORTUNITY VALUE PORTFOLIO
                                                        OF
                                               ENDEAVOR SERIES TRUST
                                              2101 East Coast Highway
                                                     Suite 300
                                         Corona del Mar, California 92625

                                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                            To be Held on June 18, 1997

     To the Shareholders of: Value Equity Portfolio and Opportunity Value Portfolio of Endeavor Series Trust

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Value Equity Portfolio and Opportunity Value Portfolio (collectively, the "Portfolios") of Endeavor Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, California on June 18, 1997 at 10:00 a.m. P.D.T. (the "Special Meeting") for the following purposes:

1. To approve or disapprove new investment advisory agreements between Endeavor Investment Advisers and OpCap Advisors relating to the respective Portfolios effective upon the acquisition of Oppenheimer Group, Inc. and its subsidiaries pursuant to the Transaction described in the Proxy Statement attached hereto (Proposal 1).

2. To approve or disapprove a proposed amendment to the Value Equity Portfolio's investment restriction regarding illiquid securities and to change this restriction to non-fundamental (shareholders of Value Equity Portfolio only) (Proposal 2).

     3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on April 15, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.

                        By order of the Board of Trustees

                                                              Pamela Shelton
                                                              Secretary

May 9, 1997

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                                       INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

  Registration                                                  Valid Signature

         Corporate Accounts

         (1)      ABC Corp......................................  ABC Corp.
   (2)      ABC Corp......................................  John Doe, Treasurer
         (3)      ABC Corp.
                           c/o John Doe, Treasurer..............  John Doe
     (4)      ABC Corp. Profit Sharing Plan.................  John Doe, Trustee

         Trust Accounts

  (1)      ABC Trust.....................................  Jane B. Doe, Trustee
         (2)      Jane B. Doe, Trustee
                           u/t/d/ 12/28/78......................  Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                           f/b/o John B. Smith, Jr. UGMA........  John B. Smith
 (2)Estate of John B. Smith.......................  John B. Smith, Jr., Executor

                                              VALUE EQUITY PORTFOLIO
                                            OPPORTUNITY VALUE PORTFOLIO
                                                        OF
                                               ENDEAVOR SERIES TRUST

                                        2101 East Coast Highway, Suite 300
                                         Corona del Mar, California 92625

                                          SPECIAL MEETING OF SHAREHOLDERS
                                                   June 18, 1997

                                                  PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Endeavor Series Trust (the "Trust") for the Value Equity Portfolio and Opportunity Value Portfolio (the "Portfolios"), for use at a Special Meeting of Shareholders of the Portfolios to be held at 10:00 a.m. P.D.T. on June 18, 1997 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a proxy card accompany this Proxy Statement. In addition to solicitations of proxies by mail, beginning on or about June 1, 1997, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Trust, regular employees of Endeavor Management Co., the managing partner of Endeavor Investment Advisers, the Trust's manager (the "Manager"); First Data Investor Services Group, Inc. ("FDISG"), 53 State Street, Boston, MA 02109, a subsidiary of First Data Corporation, the Trust's transfer agent; or other representatives of the Trust. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by PIMCO Advisors L.P. ("PIMCO Advisors") and Oppenheimer Group, Inc. ("OGI"). The Trust's most recent annual report is available upon request without charge by writing or calling the Trust at 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 or 1-800-854-8393.

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

         In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Trust's Agreement and Declaration of Trust dated November 18, 1988 (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Trust entitled to vote at the Special Meeting.

         The Board has fixed the close of business on April 15, 1997 as the record date (the "Record Date") for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 8,147,718.263 Shares of Value Equity Portfolio outstanding and 578,772.639 Shares of Opportunity Value Portfolio outstanding.

         PFL Life Insurance Company ("PFL Life") and its affiliate AUSA Life Insurance Company, Inc. ("AUSA Life") are the owners of all of the Shares of each Portfolio and as such have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting. PFL Life will vote the Shares of each Portfolio for the owners of the PFL Endeavor Variable Annuity Account issued by PFL Life and AUSA Life will vote the shares of each Portfolio for the owners of the AUSA Endeavor Variable Annuity Account (the "Contracts") in accordance with instructions received from the policy owners. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which are received from variable life insurance policy owners and variable annuity contract owners or participants. PFL Life and AUSA Life will also vote any shares in separate accounts that they own and which are not attributable to Contracts in the same proportion. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote.

         As of April 15, 1997, the officers and the Trustees of the Trust as a group beneficially owned less than 1% of the Shares of each Portfolio.

         In order that your Shares may be represented at the Special Meeting, you are requested to:

         --       indicate your instructions on the enclosed proxy card;

         --       date and sign the proxy card;

     -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     -- allow sufficient time for the proxy card to be received on or before 10:00 a.m. P.D.T. on June 18, 1997.

Summary of Proposals

         The table set forth below lists each proposal contained in the Proxy Statement and the Portfolios whose shareholders will be voting on the proposal.

          Proposal Number                     Proposal Summary                     Portfolio(s)

Proposal 1......................     To  approve  or   disapprove   new           Both Portfolios
                                     investment   advisory   agreements
                                     between    Endeavor     Investment
                                     Advisers   and   OpCap    Advisors
                                     relating    to   the    respective
                                     Portfolios   effective   upon  the
                                     acquisition     of     Oppenheimer
                                     Capital   and   its   subsidiaries
                                     pursuant   to   the    Transaction
                                     described in this Proxy  Statement
                                     attached hereto.

Proposal 2......................     To   approve   or   disapprove   a       Value Equity Portfolio
                                     proposed  amendment  to  the  Value  Equity
                                     Portfolio's      investment     restriction
                                     regarding illiquid securities and to change
                                     this restriction to non-fundamental.

PROPOSAL 1

     TO APPROVE OR DISAPPROVE NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN ENDEAVOR INVESTMENT ADVISERS AND OPCAP ADVISORS RELATING TO THE PORTFOLIOS.

                                                SUMMARY OF PROPOSAL

Background

    .........For  the reasons  and based on an  analysis  of factors  described below, all of the Trustees of the Trust have approved the Manager's execution of new investment advisory agreements (the "New Agreements") with OpCap Advisors ("OpCap" or the "Adviser"). The New Agreements contain substantially the same terms and conditions as the current investment advisory agreements with the Adviser for the Portfolios (the "Existing Agreements"). There will be no change in the fees payable by the Portfolios to the Manager. The Manager will pay to OpCap monthly fees at an annual rate based on the Portfolios' average daily net assets. Pursuant to their terms and subject to shareholder approval, the New Agreements will become effective upon the closing of the Transaction (described below) and will continue initially for a two-year period and continue for successive annual periods thereafter, provided such continuance is approved at least annually by a majority of the Board of Trustees who are not "interested persons" of the Trust (as the term is used in the 1940 Act) and a majority of the full Board of Trustees or a majority of the outstanding voting securities of each Portfolio, as defined in the 1940 Act.

     .........OpCap  is a majority-owned  subsidiary of Oppenheimer  Capital,  a registered investment adviser with approximately $49.4 billion in assets under management on March 31, 1997. Oppenheimer Financial Corp. ("Opfin"), a holding company, is a 1.0% general partner of OpCap. Opfin also holds a one-third managing general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest.

     .........On  February 13, 1997,  PIMCO  Advisors,  a registered  investment adviser with approximately $110 billion in assets under management through various subsidiaries, signed an Agreement and Plan of Merger with OGI and its subsidiary Opfin pursuant to which PIMCO Advisors and its affiliate, Thomson Advisory Group Inc. ("TAG"), will acquire the one-third managing general partner interest in Oppenheimer Capital, the 1.0% general partnership interest in OpCap, and the 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction") and OGI will be merged with and into TAG. The aggregate purchase price is approximately $265 million including the issuance of convertible preferred stock of TAG and assumption of certain indebtedness. The amount of TAG preferred stock comprising the purchase price is subject to reduction in certain circumstances. The Transaction is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities, including a favorable tax ruling from the Internal Revenue Service, and consents of certain clients, which are expected to take up to six months to obtain. If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and OpCap which will constitute an assignment and termination of the Existing Agreements for the Portfolios. Therefore, the Board of Trustees is proposing that shareholders approve the New Agreements to take effect upon the consummation of the Transaction. A description of the New Agreements and the services to be provided by the Adviser is set forth below. With the exception of the commencement and termination dates, the New Agreements are substantially identical to the Existing Agreements.

     The principal business address of OpCap, Oppenheimer Capital and their affiliates is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of OpCap would not change following the Transaction. Joseph La Motta is Chairman of Oppenheimer Capital and OpCap. George Long is President of Oppenheimer Capital and Bernard
H. Garil is President of OpCap.

     At a meeting held on April 8, 1997, the Trust's Board of Trustees, including all of the "non-interested" Trustees, approved and determined to submit to shareholders for approval at this Special Meeting, the New Agreements with the Adviser. The New Agreements are attached to this Proxy Statement as Exhibits A and B.

Investment   companies  with  similar  investment   objectives  as  the
Portfolios for which the Adviser provides investment advisory services, the amount of their net assets as of February 28, 1997 and the annual rates of OpCap fees for its services to such companies are set forth in Exhibit C to this Proxy Statement.

     Portfolio Managers. Investment decisions with respect to the Portfolios are made by the following portfolio managers:

     Eileen Rominger is a senior equity portfolio manager and research analyst. In addition to the Value Equity Portfolio, she is responsible for the management of separate account portfolios, the Oppenheimer Quest Value Fund and several other variable annuity funds managed or subadvised by OpCap. She brings eighteen years of investment experience to her current position. Ms. Rominger joined Oppenheimer Capital in 1981 and originally devoted her time exclusively to finding and analyzing investment opportunities. Her analytical work has encompassed many industries and companies. Later, she assumed her current responsibilities, combining her security analysis work with portfolio management. Ms. Rominger graduated from Fairfield University with a BA Cum Laude in English literature and earned an MBA in Finance from the Wharton Graduate School of Business.

     Richard J. Glasebrook, II is a senior equity portfolio manager and analyst at Oppenheimer Capital. He is responsible for tax-exempt portfolios and several investment companies advised or subadvised by OpCap, including the Oppenheimer Quest Opportunity Value Fund and the Opportunity Value Portfolio of the Trust. Morningstar, Inc. named Mr. Glasebrook the 1995 Variable Fund Manager of the Year. He joined the firm in 1990 and brings 23 years investment experience to his current position. From 1983 to 1990, Mr. Glasebrook was a partner with Delafield Asset Management serving as a portfolio manager and analyst. For three years prior to this, he was responsible for the portfolios of several high-net-worth individuals and their family estates. From 1974 to 1980, Mr. Glasebrook held the position of portfolio manager and analyst with Morgan Guaranty Trust Co. He is a member of the Association for Investment Management and Research. Mr. Glasebrook, a Chartered Financial Analyst, graduated from Kenyon College in 1970 with a BA in Economics Magna Cum Laude and received an MBA from Harvard Graduate School of Business Administration.

Effects of the Transaction. Upon consummation of the Transaction, Oppenheimer Capital and OpCap will be controlled by PIMCO Advisors. PIMCO Advisors has advised OGI that it anticipates that the senior portfolio management team of Oppenheimer Capital will continue in their present capacities; that the eligibility of OpCap to serve as an investment adviser or sub-adviser will not be affected by the Transaction; and that Oppenheimer Capital and OpCap will be able to continue to provide advisory and management services with no material changes in operating conditions. PIMCO Advisors has further advised OGI and the Board of Trustees that it currently anticipates that the Transaction will not affect the ability of Oppenheimer Capital and OpCap to fulfill their obligations under their investment advisory or sub-advisory agreements.

Information Concerning PIMCO. PIMCO Advisors, with approximately $110 billion in assets under management as of December 31, 1996, is one of the largest publicly traded money management firms in the United States. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

     PIMCO Partners, G.P. ("PIMCO GP") is PIMCO Advisors' sole general partner and owns approximately 42.83% and 66.37%, respectively of the total outstanding Class A and Class B units of limited partnership interest ("Units") of PIMCO Advisors. Upon the closing of the Transaction, PIMCO GP will own a majority of the voting stock of TAG which in turn owns approximately 14.94% and 25.06%, respectively, of the Units of PIMCO Advisors. PIMCO GP is a California general partnership with two general partners. The first of these is an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual").

     PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing, general partner of PIMCO GP. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

     PIMCO  Advisors  is  governed by an  Operating  Board and an Equity  Board.
Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

     The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors' Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board and two members designated by PPLLC.

     Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of the direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the 1940 Act, to control PIMCO Advisors. Pacific Mutual, PIMCO Subpartnership and the PIMCO Managers disclaim such control.

 .........Section  15(f) of the 1940 Act is available to OGI in  connection  with
PIMCO Advisors' acquisition of a controlling interest in Oppenheimer Capital and its subsidiary OpCap. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount or benefit in connection with a sale of an interest in such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the Board of Trustees or Directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser, and
(2) during the two-year period after the date on which the transactions occurs, there is no "unfair burden" imposed on the investment company as a result of the transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the proposed Transaction. The Trust's Board of Trustees is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Portfolios. Moreover, PIMCO Advisors have agreed with OGI that they will use commercially reasonable efforts to insure that no unfair burden will be imposed on the Portfolios by or as a result of the Transaction during such two-year period. The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of trustees must not be "interested
persons"  of  the  investment  adviser  or  predecessor   adviser.  The  Trust's
compliance with or exemption from such 75% disinterested board requirement is a condition to consummation of the Transaction, and PIMCO Advisors has entered into related agreements with OGI with respect to such requirement during such three-year period.

Description of the Existing and New Agreements. The Existing Agreements between the Value Equity Portfolio and Opportunity Value Portfolio and OpCap as the Adviser thereunder, were executed as of April 19, 1993 and November 18, 1996, respectively, and for the Value Equity Portfolio was last approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Board of Trustees on April 8, 1997. The Existing Agreements were last approved by shareholders on April 19, 1993 and November 4, 1996. If the New Agreements are approved by the required holders of beneficial interest in the Portfolio, as described herein, upon the closing of the Transaction, OpCap, will serve as the investment adviser to the Portfolios and will provide the same services to the Portfolios as it currently provides under the Existing Agreements. Except for the effective and termination dates, the terms of the New Agreements are identical in all material respects to the terms of the Existing Agreements. The New Agreements are attached to this Proxy Statement as Exhibits A and B, respectively, and the description of the New Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibits A and B.

OpCap shall manage the investment and reinvestment of the portfolio assets of each Portfolio, all without prior consultation with the Manager, subject to and in accordance with the respective investment objectives and policies of each Portfolio set forth in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, OpCap shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. OpCap shall render regular reports to the Trust's Board of Trustees and the Manager concerning the investment activities of the Portfolios.

To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, OpCap shall, in the name of the Portfolios, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including its affiliates and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

In connection with the placement of orders for the execution of portfolio transactions of the Portfolios, OpCap shall create and maintain all necessary records pertaining to the purchase and sale of securities on behalf of the Portfolios in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act.

Pursuant to its terms, subject to shareholder approval, the New Agreements will become effective on the closing of the Transaction. The New Agreements shall remain in force for two years from the date of its effectiveness, and thereafter it will terminate unless its continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Trustees at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolios. The New Agreements, like the Existing Agreements, are terminable without penalty by the Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolios upon 60 days' prior written notice to OpCap, or by OpCap upon 150 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. The New Agreements, like the Existing Agreements, will terminate automatically and immediately in the event of its assignment.

Services and Fees under the New Agreement. Under the New Agreements, the Adviser shall regularly provide investment advice with respect to the Portfolios and invest and reinvest cash, securities and the property comprising the assets of the Portfolios. The fees payable by the Manager to OpCap under the New Agreements will be at the same rate as the fees payable under the Existing Agreements. For the fiscal year ended December 31, 1996, the Value Equity and Opportunity Value Portfolios paid $768,579 and $197, respectively, in management fees of which $563,953 was paid to OpCap for Value Equity Portfolio. No fees were paid to OpCap for Opportunity Value Portfolio.

Limitation of Liability. The New Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, the Adviser shall not be liable to the Manager for any act or omission in the course of or in connection with rendering services under the New Agreements or for any losses that may be sustained in the purchase, holding or sale of any security. This provision is identical to the provision on limitation of liability in the Existing Agreements.

Termination. The termination provisions of the New Agreements and the Existing Agreements are identical. Each New Agreement may be terminated by the respective Portfolio at any time without penalty upon 60 days' written notice to the other party and by the Adviser upon 150 days, prior written notice to the Manager. Termination by a Portfolio must be approved by the vote of a majority of the Trustees or by vote of a majority of the outstanding shares of the Portfolio. The New Agreements will terminate in the event of an "assignment," as required by the 1940 Act.

Portfolio Transactions and Brokerage. Provisions of the New Agreements relating to portfolio transactions and brokerage are identical to those provisions in the Existing Agreements. During the fiscal year ended December 31, 1996, the Value Equity Portfolio and the Opportunity Value Portfolio paid $90,589 and $291, respectively, in brokerage commissions of which $2,908 from Value Equity Portfolio was paid to Oppenheimer & Co., Inc., an affiliated broker-dealer of OpCap.

Evaluation By The Board of Trustees. The Board of Trustees has determined that continuity and efficiency of portfolio management services after the Transaction can best be assured by approving the New Agreements on behalf of the Portfolios. The Board believes that the New Agreements will enable the Portfolios to continue to obtain sub-advisory services of high quality at costs which it deems appropriate and reasonable, and that approval of the New Agreements is in the best interests of the Portfolios and their shareholders.

 .........In  evaluating the New Agreements,  the Board of Trustees requested and reviewed, with the assistance of legal counsel, materials furnished by OpCap and PIMCO Advisors. These materials included financial statements as well as other written information regarding PIMCO Advisors and its personnel, operations, and financial condition. The Board also reviewed information about OpCap, including its brokerage policies described above. Consideration was given to comparative performance and cost information concerning other mutual funds with similar investment objectives, including information prepared by Lipper Analytical Services, Inc. The Board of Trustees also reviewed and discussed the terms and provisions of the New Agreements as compared to the Existing Agreements as well as the arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits OpCap would obtain from its relationship with the Portfolios and the economies of scale in costs and expenses to the Adviser associated with its providing such services. The Board also met with representatives of PIMCO Advisors to discuss their current intentions with respect to Oppenheimer Capital and OpCap.

     The Board considered: (i) the quality of the operations and services which have been provided to the Portfolio by OpCap and which are expected to continue to be provided after the Transaction, with no change in fee rates; (ii) the overall experience and reputation of OpCap in providing such services to investment companies, and the likelihood of its continued financial stability;
(iii) the capitalization of PIMCO Advisors; (iv) the aspects of the Transaction that would affect the ability of OpCap to retain and attract qualified personnel; and (v) the benefits of continuity in the services to be provided under the New Agreements. Based upon its review, the Board of Trustees concluded that the terms of the New Agreements are reasonable, fair and in the best interests of the Portfolios and their shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that continuing to retain OpCap as Adviser to the Portfolios after the Transaction is desirable and in the best interests of the Portfolios and their shareholders. Based on these and other considerations, the Board unanimously recommended approval of the New Agreements and their submission to shareholders of each Portfolio for their respective approvals. The New Agreements will become effective on the date that the Transaction is consummated. The New Agreements will continue in effect until two years from their effective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. If the Transaction is not consummated, the Existing Agreements will remain in effect according to their terms.

Vote Required. As provided under the 1940 Act, approval of each New Agreement will require the vote of a majority of the outstanding Shares of the respective Portfolio. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less (a "Majority Vote").

     THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST, OPCAP ADVISORS, ENDEAVOR INVESTMENT ADVISERS, PIMCO ADVISORS L.P. OR THEIR AFFILIATES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE TO APPROVE THE APPLICABLE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN ENDEAVOR INVESTMENT ADVISERS AND OPCAP ADVISORS.

PROPOSAL 2:

TO APPROVE OR  DISAPPROVE A PROPOSED  AMENDMENT TO THE VALUE EQUITY  PORTFOLIO'S
INVESTMENT   RESTRICTION  REGARDING  ILLIQUID  SECURITIES  AND  TO  CHANGE  THIS
RESTRICTION TO NON-FUNDAMENTAL.

     The Board of Trustees has proposed an amendment to the Value Equity Portfolio's fundamental investment restriction regarding illiquid securities. Currently, the Value Equity Portfolio's investment restrictions include a fundamental restriction which provides that the Value Equity Portfolio may not:

     Invest more than 10% of its net assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

     It is proposed to increase this percentage from 10% to 15% of net assets. It is also proposed to change this restriction from a fundamental restriction which may be amended only with the approval of shareholders as described below to a non-fundamental restriction which may be changed without further shareholder approval.

     As an open-end investment company, the Trust may not hold a significant amount of illiquid securities because these securities may not be susceptible to accurate valuation and because it is possible that the Value Equity Portfolio would have difficulty liquidating securities in order to satisfy requests to redeem shares within seven days, as is required for open-end investment companies. In general, illiquid securities have included securities subject to contractual or legal restrictions on resale, securities for which there is no readily available market and repurchase agreements or time deposits maturing in greater than seven days. However, the securities markets are evolving and new types of instruments have developed that make the Value Equity Portfolio's present policies on illiquid investments overbroad and unnecessarily restrictive. For example, many foreign securities are not registered in the United States and may not be sold in the United States without registration under the U.S. securities laws, but these securities trade freely in their principal markets abroad. The markets for some types of securities are almost exclusively institutional - repurchase agreements, commercial paper, many types of municipal securities and some corporate bonds and notes. These instruments are often either exempt from registration or sold in transactions not requiring registration. Institutional investors will therefore often depend either on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can readily be resold. The fact that there may be legal or contractual restrictions on resale to the general public, therefore, does not necessarily determine the liquidity of these investments.

 .........In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the capital formation process, the Securities and Exchange Commission (the "SEC") has adopted Rule 144A under the Securities Act of 1933, as amended, which allows for a broad institutional trading market for securities subject to restriction on resale to the general public. As these institutional markets develop, the Value Equity Portfolio would be constrained by its current investment restrictions even though the institutional restricted securities markets would provide readily ascertainable market values for restricted securities and the ability to reduce an investment to cash in order to satisfy Value Equity Portfolio share redemption orders on a timely basis. In order to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets, the Board recommends that the Value Equity Portfolio reclassify as non-fundamental its policy regarding investments in illiquid securities. If approved by shareholders, the Board intends to adopt a non-fundamental policy limiting the Value Equity Portfolio's investments in illiquid securities to not more than 15% of its total assets, which is consistent with the current SEC staff position on illiquid investments. Under this new policy, restricted securities that are nonetheless liquid may be purchased without limitation.

     If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined by the Board in a manner consistent with current regulatory positions of the SEC and its staff. By making the Value Equity Portfolio's policy on illiquid securities non-fundamental, the Portfolio will be able to respond more rapidly to regulatory and market developments because no shareholder vote will be required to redefine  the types of  securities  that are deemed  illiquid.  .........  If approved by shareholders, this investment restriction will be amended to provide that the Value Equity Portfolio will not:

     Invest more than 15% of its net assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

REQUIRED VOTE

     Approval of this Proposal requires a Majority Vote of the shareholders of the Value Equity Portfolio.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE VALUE EQUITY PORTFOLIO'S INVESTMENT RESTRICTION REGARDING ILLIQUID SECURITIES.

                                        SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Assistant Secretary of the Trust, c/o First Data Investor Services Group, Inc., Mail Zone BOS865, 53 State Street, Boston, MA 02109.

                                     SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

 .........Shareholders  holding at least 10% of the  Trust's  outstanding  voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of the Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.

                                     OTHER MATTERS TO COME BEFORE THE MEETING

     The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.


May 9, 1997

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

3rdparty\endeavor\proxy\prxy97a.doc

                                                                      EXHIBIT A
                                                      FORM OF
                                           INVESTMENT ADVISORY AGREEMENT


         AGREEMENT  made this __th day of _______,  1997,  by and between  OpCap
Advisors,   a  Delaware  general  partnership  (the  "Adviser"),   and  Endeavor
Investment Advisers, a California general partnership (the "Manager").

         WHEREAS, the Manager has been organized to serve as investment manager and administrator of Endeavor Series Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

         WHEREAS,   the  Trust  is  comprised  of  several  separate  investment portfolios, one of which is the Value Equity Portfolio (the "Portfolio"); and

         WHEREAS,   the  Manager  desires  to  avail  itself  of  the  services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing services for the Portfolio; and

         WHEREAS, the Adviser is registered under the 1940 Act, as amended, and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

         NOW,   THEREFORE,   in   consideration  of  the  terms  and  conditions
hereinafter set forth, it is agreed as follows:

         1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way.

     2. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the respective investment objectives and policies of the Portfolio set forth in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render regular reports to the Trust's Board of Trustees and the Manager concerning the investment activities of the Portfolio.

                  b. To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase  and  sale of  securities  by the  Adviser  on  behalf  of the
         Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Manager or any person retained by the Trust. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

     d. The Adviser shall bear its expenses of providing services pursuant to this Agreement.

         3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

         4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         5. Use of Names. The Manager shall not use the name of the Adviser or its parent in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its parent which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         6. Liability of the Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees'; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 150 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated November 23, 1992 between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

     9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law.

     10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                                                   ENDEAVOR INVESTMENT ADVISERS
                                             BY:      Endeavor Management Co.,
                                                           Managing Partner

                                         BY:      ___________________________
                                                             Authorized Officer

                                                     OPCAP ADVISORS

                                         BY:      ____________________________
                                                             Authorized Officer

                                                    SCHEDULE A


Value Equity               .........          .40% of average daily net assets
Portfolio

                                                                    EXHIBIT B
                                                      FORM OF
                                           INVESTMENT ADVISORY AGREEMENT


         AGREEMENT  made this __th day of _______,  1997,  by and between  OpCap
Advisors,   a  Delaware  general  partnership  (the  "Adviser"),   and  Endeavor
Investment Advisers, a California general partnership (the "Manager").

         WHEREAS, the Manager has been organized to serve as investment manager and administrator of Endeavor Series Trust (the "Trust"), a Massachusetts business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

         WHEREAS,   the  Trust  is  comprised  of  several  separate  investment portfolios,  one of which is the Opportunity Value Portfolio (the  "Portfolio");
and

         WHEREAS,   the  Manager  desires  to  avail  itself  of  the  services, information, advice, assistance and facilities of an investment adviser to assist the Manager in performing services for the Portfolio; and

         WHEREAS, the Adviser is registered under the 1940 Act, as amended, and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Manager;

         NOW,   THEREFORE,   in   consideration  of  the  terms  and  conditions
hereinafter set forth, it is agreed as follows:

         1. Employment of the Adviser. The Manager hereby employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Manager, the Portfolio or the Trust in any way.

     2. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Manager, subject to and in accordance with the respective investment objectives and policies of the Portfolio set forth in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Manager or the Trust's Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Adviser shall render regular reports to the Trust's Board of Trustees and the Manager concerning the investment activities of the Portfolio.

                  b. To the extent provided in the Trust's Registration Statement, as such Registration Statement may be amended from time to time, the Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Adviser shall create and maintain all necessary records pertaining to the purchase  and  sale of  securities  by the  Adviser  on  behalf  of the
         Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Manager or any person retained by the Trust. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

     d. The Adviser shall bear its expenses of providing services pursuant to this Agreement.

         3. Compensation of the Adviser. In consideration of services rendered pursuant to this Agreement, the Manager will pay the Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

         4. Activities of the Adviser. The services of the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         5. Use of Names. The Manager shall not use the name of the Adviser or its parent in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name and that of its parent which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust or the Manager in any material relating to the Adviser in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its or the Trust's name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         6. Liability of the Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Portfolio and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees'; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Manager, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Adviser, or by the Adviser upon 150 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated November 23, 1992 between the Manager and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Manager, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

     9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law.

     10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.



                                                   ENDEAVOR INVESTMENT ADVISERS
                                              BY:      Endeavor Management Co.,
                                                              Managing Partner
                                          BY:      ___________________________
                                                              Authorized Officer

                                                     OPCAP ADVISORS

                                         BY:      ____________________________
                                                          Authorized Officer

                                                    SCHEDULE A


Opportunity Value          .........           .40% of average daily net assets
Portfolio

                                                                     EXHIBIT C



                                                  OPCAP ADVISORS

                                            Net Assets
                                              as of
Investment Company                      February 28, 1997       Annual Fee Rate

OCC Accumulation Trust:                $20 million .80% per annum on the first
Equity Portfolio                                  $400 million of average daily
                                                                     net assets

                                                     .75% per annum on the next
                                                            $400 million;
                                                    .70% per annum on average
                                               daily net assets in excess of
                                                $800 million


OCC Accumulation Trust:$196 million                  .80% per annum on the first
Managed Portfolio                                 $400 million of average daily
                                                     net assets


                                                  .75% per annum on the next
                                                             $400 million

                                                     .70% per annum on average
                                                 daily net assets in excess of
                                                                $800 million

     ENDEAVOR SERIES TRUST VALUE EQUITY PORTFOLIO THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint AUSA Life Insurance Company, Inc., attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Beneficial Interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. P.D.T. on June 18, 1997 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR all proposals below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

         1. To approve a new investment advisory agreement between Endeavor Investment Advisers and OpCap Advisors (Proposal 1).

          FOR            AGAINST        ABSTAIN

         2. To approve a proposed amendment to the Value Equity Portfolio's investment restriction regarding illiquid securities, changing this restriction to non-fundamental (Proposal 2).

          FOR            AGAINST            ABSTAIN

The undersigned, by completing this form does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

                           .........     PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR
NAME APPEARS BELOW         .........                            AND RETURN
 THIS
FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.
                           .........  NOTE: The undersigned hereby acknowledges
receipt of the Notice of Special Meeting
             and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

Dated ______________________, 1997..
-----------------------------------------------------
                           .........                               (Signature)

                                               ENDEAVOR SERIES TRUST
                                               VALUE EQUITY PORTFOLIO
            THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint PFL Life Insurance Company, Inc., attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Beneficial Interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. P.D.T. on June 18, 1997 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR all proposals below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

         1. To approve a new investment advisory agreement between Endeavor Investment Advisers and OpCap Advisors (Proposal 1).

               FOR            AGAINST             ABSTAIN

         2. To approve a proposed amendment to the Value Equity Portfolio's investment restriciton regarding illiquid securities, changing this restriction to non-fundamental (Proposal 2).

               FOR       AGAINST             ABSTAIN

The undersigned, by completing this form does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

                           .........   PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR
NAME APPEARS BELOW         .........                            AND RETURN THIS
FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.
                           ......... NOTE: The undersigned hereby acknowledges
receipt of the Notice of Special Meeting
             and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

Dated ______________________, 1997..
-----------------------------------------------------
                           .........                                (Signature)

                                               ENDEAVOR SERIES TRUST
                                            OPPORTUNITY VALUE PORTFOLIO
            THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint AUSA Life Insurance Company, Inc., attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. P.D.T. on June 18, 1997 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

         1. To approve a new investment advisory agreement between Endeavor Investment Advisers and OpCap Advisers (Proposal 1).
               FOR       AGAINST        ABSTAIN

The undersigned, by completing this form does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may
properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

                           .........   PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR
NAME APPEARS BELOW         .........                          AND RETURN THIS
FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.
                           .........  NOTE: The undersigned hereby acknowledges
receipt of the Notice of Special Meeting
             and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

Dated ______________________, 1997..
-----------------------------------------------------
                           .........                                (Signature)

                                               ENDEAVOR SERIES TRUST
                                            OPPORTUNITY VALUE PORTFOLIO
           THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint PFL Life Insurance Company, Inc., attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. P.D.T. on June 18, 1997 at the offices of the Trust, 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response.

         1. To approve a new investment advisory agreement between Endeavor Investment Advisers and OpCap Advisors (Proposal 1).

          FOR            AGAINST             ABSTAIN

The undersigned, by completing this form does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

                           .........         PLEASE VOTE, DATE, SIGN EXACTLY
AS YOUR NAME APPEARS BELOW .........                                   AND
RETURN THIS FORM IN THE    .........                                ENCLOSED
SELF-ADDRESSED             .........                              ENVELOPE.
                           .........            NOTE: The undersigned hereby
acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

                           .........        Dated ______________________, 1997
-----------------------------------------------
                           .........                                (Signature)